Exhibit 10.2

THIS AMENDMENT AGREEMENT is made on 1/26/2023.

PARTIES

(1)	METALPHA TECHNOLOGY HOLDING LIMITED (formerly known as Dragon Victory International Limited) (the “Company”);

(2)	Natural Selection Capital Holdings Limited (“Natural Selection”); and

(3)	Ni Ming (“Ni”).

RECITALS

(A)	The Company entered into a Consulting and Warrant Issuance Agreement with Natural Selection and Ni on August 6, 2021 (the “Original Agreement”), the form of which is attached hereto as Exhibit E, pursuant to which the Company agreed to issue certain warrants to Natural Selection (the “Original Consulting Company Warrants”). The Original Agreement provides that the Original Consulting Company Warrants are exercisable on the later of (i) the one-year anniversary of the issuance and (ii) the applicable Vesting Dates, as defined in the Original Agreement, and will expire on the 10th anniversary from the date on which the Original Consulting Company Warrants each become exercisable (each, a “Consulting Company Warrant Expiry Date”).

(B)	The parties hereto, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, have agreed to change each and all Consulting Company Warrant Expiry Dates to August 6, 2031 and amend the Original Agreement on the following terms and conditions.

The parties agree:-

1.	Purpose and Definitions

1.1	This Amendment Agreement sets out the amendments to the terms of the Original Agreement. This Amendment Agreement shall become effective immediately after it has been executed by each of the signatories herein.

1.2	Unless the context requires otherwise, words and expression defined in the Original Agreement shall have the same meanings when used in this Amendment Agreement.

1.3	In all other respects, save and except where modified by this Amendment Agreement, the Original Agreement and the terms and conditions thereunder shall remain in full force and effect and all other terms of the Original Agreement remain unchanged. To the extent any provision of the Original Agreement is inconsistent with this Amendment Agreement, this Amendment Agreement shall control.

1.4	The clause headings are inserted for convenience only and shall not affect the construction or interpretation of this Amendment Agreement.

1.5	Words importing the singular include the plural and vice versa, words importing a gender include every gender and references to persons include bodies corporate or unincorporated.

2.	Amendments to the Original Agreement

2.1	Section 2(a) of the Original Agreement shall be deemed to be deleted and be replaced by the following:

(a)	Warrants to the Consulting Company in four (4) equal tranches to purchase an aggregate of 14,000,000 Ordinary Shares, par value US$0.0001 per share of the Company (the “Ordinary Shares” and each an “Ordinary Share”) with each such warrant (collectively, the “Consulting Company Warrants”) being exercisable during the period commencing on the later of: (i) the one year anniversary date of the issuance of such Consulting Company Warrants (such one-year period following the date of the issuance of such Consulting Company Warrants, the “Consulting Company Lock-Up Period”), and (ii) the applicable Vesting Date as described below and ending on 6 August 2031:

(i)	1st Tranche Warrants in substantially the form attached hereto as Exhibit A, exercisable in whole or in part, to purchase an aggregate of 3,500,000 Ordinary Shares at an exercise price of US$1 per share; the Vesting Date shall be the 1st day following the first occurring period during which the closing price of the Ordinary Share equals or exceeds US$2.5 per share for five (5) consecutive trading days.

(ii)	2nd Tranche Warrants in substantially the form attached hereto as Exhibit B, exercisable in whole or in part, to purchase an aggregate of 3,500,000 Ordinary Shares at an exercise of US$1.5 per share; the Vesting Date shall be the 1st day following the first occurring period during which the closing price of the Ordinary Share equals or exceeds US$3.5 per share for five (5) consecutive trading days.

(iii)	3rd Tranche Warrants in substantially the form attached hereto as Exhibit C, exercisable in whole or in part, to purchase an aggregate of 3,500,000 Ordinary Shares at an exercise of US$2.5 per share; the Vesting Date shall be the 1st day following the first occurring period during which the closing price of the Ordinary Share equals or exceeds US$5 per share for five (5) consecutive trading days.

(iv)	4th Tranche Warrants in substantially the form attached hereto as Exhibit D, exercisable in whole or in part, to purchase an aggregate of 3,500,000 Ordinary Shares at an exercise of US$2.5 per share; the Vesting Date shall be the 1st day following the first occurring period during which the closing price of the Ordinary Share equals or exceeds US$6 per share for five (5) consecutive trading days.

2.2	Exhibit A to Exhibit D of the Original Agreement shall be deemed to be deleted and be replaced by Exhibit A to Exhibit D hereto (the “Revised Consulting Company Warrants”).

2

3.	Issuance of Revised Consulting Company Warrant

The Company shall issue the Revised Consulting Company Warrants to Natural Selection and the Revised Consulting Company Warrants shall replace the Original Consulting Company Warrants.

4.	Successors and Assigns

This Amendment Agreement shall be binding upon, and inure for the benefit of, each party’s successors and permitted assigns, and in the case of individuals, his estate and personal representatives. Subject to Paragraph 2(d) of the Original Agreement, neither this Agreement nor any of the rights, duties or obligations hereunder may be assigned, as between each Consultant and the Company, without the express written consent of such Consultant and the Company. Any purported assignment in violation of the foregoing sentence shall be null and void.

5.	Counterparts

This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Signatures in the form of facsimile or electronically imaged “PDF” shall be deemed to be original signatures for all purposes hereunder.

6.	Notices

Each notice, demand, or other communication given or made under this Amendment Agreement shall be in the same manner as provided for in the Original Agreement.

7.	Governing Law and Jurisdiction

7.1	This Amendment Agreement and all questions concerning the construction, validity, enforcement and interpretation of this Amendment Agreement shall be governed by and construed in accordance with the laws of the state of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of New York to the rights and duties of the parties hereunder.

7.2	Any dispute, controversy or claim arising out of or relating to this Amendment Agreement, or the interpretation, breach, termination or validity hereof, shall be submitted to arbitration upon the request of any party hereto in accordance with the Section 14 of the Original Agreement.

8.	Miscellaneous

8.1	Each party hereto hereby undertakes to any other party hereto that it will do all such acts and things and execute all such deeds and documents as may be necessary or desirable to carry into effect or to give legal effect to the provisions of this Amendment Agreement and the transactions hereby contemplated.

8.2	No waiver by any party hereto of any breach by any other party hereto of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provisions hereof and any forbearance or delay by such party in exercising any of its rights hereunder shall not be construed as a waiver thereof.

8.3	The illegality, invalidity or unenforceability of any part of this Amendment Agreement shall not affect the legality, validity or enforceability of any other part of this Amendment Agreement.

8.4	Each party hereto hereby represents, warrants and undertakes to any other party hereto that it has the full power and capacity to enter into and perform this Amendment Agreement and this Amendment Agreement constitutes binding obligations of it which is enforceable in accordance with their respective terms.

8.5	A person who is not a party hereto has no right to enforce any term of this Amendment Agreement.

3

IN WITNESS WHEREOF the parties hereto have executed this Amendment Agreement on the date first above written.

Metalpha Technology Holding Limited

By:	/s/ Liu Limin
Name:	Liu Limin
Title:	Chairman

4

IN WITNESS WHEREOF the parties hereto have executed this Amendment Agreement on the date first above written.

Natural Selection Capital Holdings Limited

By:	/s/ Wang Bingzhong
Name:	Wang Bingzhong
Title:	Director

5

IN WITNESS WHEREOF the parties hereto have executed this Amendment Agreement on the date first above written.

Ni Ming

/s/ Ni Ming

6

Exhibit A

Revised Tranche I Warrants

7

Exhibit B

Revised Tranche II Warrants

8

Exhibit C

Revised Tranche III Warrants

9

Exhibit D

Revised Tranche IV Warrants

10

Exhibit E

Original Agreement

11

Exhibit A

Revised Tranche I Warrants

[Exhibit A]

Exhibit A-1

Warrant No.:

Date of Issuance: 1/26/2023 (the “Issuance Date”)

WARRANT TO PURCHASE

ORDINARY SHARES

OF

METALPHA TECHNOLOGY HOLDING LIMITED

This Warrant (the “Warrant”) certifies that, for value received, and/or such entity that such person may designate in accordance with the Consulting and Warrant Issuance Agreement (as defined below) shall collectively be referred to as the “Holder”) is entitled to purchase 3,500,000 ordinary shares, with par value US$0.0001 per share (“Ordinary Shares”) of Metalpha Technology Holding Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), on the terms set forth herein.

This Warrant is issued pursuant to a Consulting and Warrant Issuance Agreement, dated as of August 6, 2021, as amended by an Amendment Agreement, dated as of January 26, 2023 (the “Consulting Agreement”), entered into by and among the Company, the Holder and certain other parties thereto. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Consulting Agreement.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Company hereby grants the Holder the right to purchase from the Company up to 3,500,000 Ordinary Shares of the Company (the “Warrant Shares”) at the Exercise Price (as defined below), subject to adjustment and change as provided herein.

2. Exercise.

(a) Exercise Price. Unless otherwise mutually agreed by the Holder and the Company, and subject to adjustment and change as provided herein, the per share purchase price for the Warrant Shares shall be US$1 per Ordinary Share (the “Exercise Price”).

Notwithstanding any adjustment made in accordance with this Warrant or anything to the contrary in this Warrant, the aggregate Exercise Price shall in no event be less than the aggregate par value of the Warrant Shares at the time of exercise (the “Minimum Consideration”).

(b) Exercise Period. This Warrant is exercisable, in whole but not in part, by the Holder on any day during the period (the “Exercise Period”) commencing on the date (“Exercise Commencement Date”) that is the later of (i) the one (1) year anniversary date of the Issuance Date and (ii) the Vesting Date, and ending on August 6, 2031. As used herein, the “Vesting Date” shall mean the next Trading Day following the first occurring period during which closing price of the ordinary Shares equal to or exceed US$2.5 per share for five (5) consecutive Trading Day (the “Vesting Condition”).

For the purpose of this Warrant, “Trading Day” means a day on which the Ordinary Shares are quoted or traded on a Primary Market on which the shares are then quoted or listed; provided, that in the event that the Ordinary Shares are not listed or quoted, then Trading Day shall mean a Business Day. “Business Day” means any day other than a Saturday, Sunday or another day on which commercial banks in the Cayman Islands, the People’s Republic of China (the “PRC” or “China”, which for the purpose of this Agreement shall exclude Hong Kong, Macau SAR and Taiwan), Hong Kong or New York are required or authorized by law or executive order to be closed.

Exhibit A-2

(c) Form of Payment. Subject to Section 2(a), the aggregate Exercise Price for the Warrant Shares may be settled, in part or in whole, no later than the close of business on the tenth (10th) Business Day following the receipt of the Notice of Exercise (as defined below) by the Company from the Holder, by (i) wire transfer of immediately available funds in U.S. dollars to such bank account designated in writing by the Company, (ii) cryptocurrencies, or (iii) a combination of cash and cryptocurrencies set out in (i) and (ii) above, at the election of the Company determined on the date of receipt of the Notice of Exercise by the Company.

(d) Issuance of Warrant Shares; Acknowledgement. The exercise of this Warrant shall be effected by the delivery of the Warrant, together with a duly executed copy of the Notice of Exercise in the form attached hereto as Exhibit A, to the Company (the “Notice of Exercise”) and the payment of the Exercise price in accordance with Section 2(c). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date the purchase price for the Warrant Shares is paid to the Company. The Company shall, within three (3) Business Days after its receipt of the executed Notice of Exercise: (i) deliver to the Holder a duly issued share certificate representing the Warrant Shares, or, provided that the transfer agent of the Company is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of such Holder, credit such aggregate number of Warrant Shares to the Holder’s, or its designees’, balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system, provided the Holder causes its bank or broker to initiate the DWAC transaction, and (ii) deliver to the Holder a certified true copy of the updated register of members of the Company reflecting the Holder’s ownership of the Warrant Shares with the issuance date of the Warrant Shares being the purchase price payment date, provided, however, that the aggregate Exercise Price shall be paid in accordance with Section 2(c).

3. Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and after payment of the aggregate Exercise Price in accordance with Section 2(c), be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof, except as provided under Applicable Laws, this Warrant and the memorandum and articles of association of the Company then in effect. The Company further covenants and agrees that the Company will, at all times during the Exercise Period, have authorized and reserved a sufficient number of Ordinary Shares to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Exercise Price and Warrant. The Exercise Price and/or Warrant shall be subject to adjustment from time to time as follows:

(a) Share Splits, Share Subdivisions, Dividends or Combinations. In the event the Company shall at any time, or from time to time, effect a split or subdivision of the outstanding ordinary shares, the Exercise Price of this Warrant shall be proportionally decreased and the number of Ordinary Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any such share split or subdivision of the Ordinary Shares. Conversely, if the Company shall at any time, or from time to time, combine the outstanding ordinary shares into a smaller number of shares, the Exercise Price of this Warrant shall be proportionally increased and the number of ordinary shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any such combination of the ordinary shares. Any adjustment under this paragraph shall become effective at the close of business on the date the share split, subdivision or combination becomes effective.

(b) Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the ordinary shares (or any shares or other securities at the time issuable upon exercise of this Warrant) payable in (i) shares or other securities of the Company; or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Ordinary Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or other securities of the Company or such other assets to which it would have been entitled upon such date as if it had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares or securities available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

Exhibit A-3

(c) Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

(d) Capital Reorganization, Merger or Consolidation. In case of any reorganization of the share capital of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale or transfer of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment in accordance with Section 2(c), the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers of the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e) Notice of Adjustment. The Company shall promptly give the Holder of this Warrant written notice of each adjustment or readjustment of the Exercise Price or the number of Warrant Shares or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

5. Transfers of Warrant. This Warrant and all rights and obligations hereunder are transferable and assignable in whole or in part by the Holder (subject to compliance with the applicable securities laws and constitutional documents of the Company).

6. Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the event of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the event of any such mutilation upon surrender and cancellation of such Warrant, the Company will execute and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

7. Amendment and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

Exhibit A-4

8. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

9. Notices. Any notice required or permitted pursuant to this Warrant shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below (or at such other address as such party may designate by fifteen (15) days’ advance written notice to the Company or Holder, as applicable, given in accordance with this Section 9). Where such notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of sixty (60) hours after the letter containing the same is sent as aforesaid. Where a notice is sent by facsimile, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as provided above.

If notice to the Company:

Attn: Lin Yang

Address: Suite 1508, Central Plaza, 18 Harbour Road, Wan Chai, Hong Kong, China

Email: liny@dvintinc.com

Contact No.: +86 138-6711-4559

If notice to Natural Selection Capital Holdings Limited:

Attn: Adrian Wang

Address: Suite 1508,15/F of Central Plaza,18 Harbour Road, Hong Kong

Email: Adrian.wang@lsquaredmanagement.com

Contact No.: +85254143309

10. Headings. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

11. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of state of New York without giving effect to any choice or conflict of law provision or rule thereof.

12. Dispute Resolution.

(a) Any dispute, controversy, difference or claim arising out of or relating to this Warrant, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (the “Dispute”) shall be submitted to arbitration upon the request of any party with notice to the other party. The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules then in effect, which rules are deemed to be incorporated by reference into this Section 12.

(b) There shall be three (3) arbitrators. The complainant and the respondent to such dispute shall each select one arbitrator within thirty (30) days after giving or receiving the demand for arbitration. The Chairman of the HKIAC shall select the third arbitrator, who shall be qualified to practice law in New York. If either party to the arbitration does not appoint an arbitrator who has consented to participate within the aforementioned 30-day period, the relevant appointment shall be made by the Chairman of the HKIAC. The arbitration proceedings shall be conducted in English.

(c) Each party irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration in Hong Kong and the HKIAC, and hereby submits to the exclusive jurisdiction of HKIAC in any such arbitration. The award of the arbitration tribunal shall be conclusive and binding upon the disputing parties, and any party to the dispute may apply to a court of competent jurisdiction for enforcement of such award. Any party to the dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

Exhibit A-5

13. Interpretation. For all purposes of this Warrant, except as otherwise expressly provided, (i) the term “or” is not exclusive; (ii) the terms defined herein and any capitalized terms used herein without definition shall include the plural as well as the singular, (iii) unless otherwise provided for, all references in this Warrant to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Warrant, (iv) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (v) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Warrant as a whole and not to any particular Section or other subdivision, and (vi) “include,” “including,” “are inclusive of” and similar expressions are not expressions of limitation and shall be construed as if followed by the expression “without limitation”.

14. No Presumption. The parties acknowledge that any applicable law that would require interpretation of any claimed ambiguities in this Warrant against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Warrant, no presumption or burden of proof or persuasion will be implied because this Warrant was prepared by or at the request of any party or its counsel.

15. Counterparts. This Warrant may be executed in two or more counterparts and may be delivered by electronic PDF or facsimile transmission, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

16. Severability. If one or more provisions of this Warrant are held to be unenforceable under any applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

17. Entire Agreement. This Warrant together with the other instruments and agreements referenced herein constitutes the entire agreement between the Parties with respect to the subject matter hereof.

[The remainder of this page has been intentionally left blank.]

Exhibit A-6

IN WITNESS WHEREOF, the Company caused this Warrant to be executed by a director thereunto duly authorized.

COMPANY:

Metalpha Technology Holding Limited

By:
Name:
Title:
ACCEPTED BY:

Natural Selection Capital Holdings Limited, a Cayman company

By:
Name:
Title:

[Signature Page to Warrant]

Exhibit A-7

EXHIBIT A

FORM OF NOTICE OF EXERCISE

To:	Metalpha Technology Holding Limited

The undersigned hereby elects to purchase ___________________ ordinary shares of Metalpha Technology Holding Limited, pursuant to the terms of the attached Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for immediate resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:

Natural Selection Capital Holdings Limited, a Cayman company

Address: Suite 1508,15/F of Central Plaza,18 Harbour Road, Hong Kong

Date:_____________________________

Name in which shares should be registered:

__________________________________

Exhibit A-8

Exhibit B

Revised Tranche II Warrants

[Exhibit B]

Exhibit B-1

Warrant No.:

Date of Issuance: 1/26/2023 (the “Issuance Date”)

WARRANT TO PURCHASE

ORDINARY SHARES

OF

METALPHA TECHNOLOGY HOLDING LIMITED

This Warrant (the “Warrant”) certifies that, for value received, and/or such entity that such person may designate in accordance with the Consulting and Warrant Issuance Agreement (as defined below) shall collectively be referred to as the “Holder”) is entitled to purchase 3,500,000 ordinary shares, with par value US$0.0001 per share (“Ordinary Shares”) of Metalpha Technology Holding Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), on the terms set forth herein.

This Warrant is issued pursuant to a Consulting and Warrant Issuance Agreement, dated as of August 6, 2021, as amended by an Amendment Agreement dated as of January 26, 2023 (the “Consulting Agreement”), entered into by and among the Company, the Holder and certain other parties thereto. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Consulting Agreement.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Company hereby grants the Holder the right to purchase from the Company up to 3,500,000 Ordinary Shares of the Company (the “Warrant Shares”) at the Exercise Price (as defined below), subject to adjustment and change as provided herein.

2. Exercise.

(a) Exercise Price. Unless otherwise mutually agreed by the Holder and the Company, and subject to adjustment and change as provided herein, the per share purchase price for the Warrant Shares shall be US$1.5 per Ordinary Share (the “Exercise Price”).

Notwithstanding any adjustment made in accordance with this Warrant or anything to the contrary in this Warrant, the aggregate Exercise Price shall in no event be less than the aggregate par value of the Warrant Shares at the time of exercise (the “Minimum Consideration”).

(b) Exercise Period. This Warrant is exercisable, in whole but not in part, by the Holder on any day during the period (the “Exercise Period”) commencing on the date (“Exercise Commencement Date”) that is the later of (i) the one (1) year anniversary date of the Issuance Date and (ii) the Vesting Date, and ending on August 6, 2031. As used herein, the “Vesting Date” shall mean the next Trading Day following the first occurring period during which closing price of the ordinary Shares equal to or exceed US$3.5 per share for five (5) consecutive Trading Day (the “Vesting Condition”).

For the purpose of this Warrant, “Trading Day” means a day on which the Ordinary Shares are quoted or traded on a Primary Market on which the shares are then quoted or listed; provided, that in the event that the Ordinary Shares are not listed or quoted, then Trading Day shall mean a Business Day. “Business Day” means any day other than a Saturday, Sunday or another day on which commercial banks in the Cayman Islands, the People’s Republic of China (the “PRC” or “China”, which for the purpose of this Agreement shall exclude Hong Kong, Macau SAR and Taiwan), Hong Kong or New York are required or authorized by law or executive order to be closed.

Exhibit B-2

(c) Form of Payment. Subject to Section 2(a), the aggregate Exercise Price for the Warrant Shares may be settled, in part or in whole, no later than the close of business on the tenth (10th) Business Day following the receipt of the Notice of Exercise (as defined below) by the Company from the Holder, by (i) wire transfer of immediately available funds in U.S. dollars to such bank account designated in writing by the Company, (ii) cryptocurrencies, or (iii) a combination of cash and cryptocurrencies set out in (i) and (ii) above, at the election of the Company determined on the date of receipt of the Notice of Exercise by the Company.

(d) Issuance of Warrant Shares; Acknowledgement. The exercise of this Warrant shall be effected by the delivery of the Warrant, together with a duly executed copy of the Notice of Exercise in the form attached hereto as Exhibit A, to the Company (the “Notice of Exercise”) and the payment of the Exercise price in accordance with Section 2(c). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date the purchase price for the Warrant Shares is paid to the Company. The Company shall, within three (3) Business Days after its receipt of the executed Notice of Exercise: (i) deliver to the Holder a duly issued share certificate representing the Warrant Shares, or, provided that the transfer agent of the Company is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of such Holder, credit such aggregate number of Warrant Shares to the Holder’s, or its designees’, balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system, provided the Holder causes its bank or broker to initiate the DWAC transaction, and (ii) deliver to the Holder a certified true copy of the updated register of members of the Company reflecting the Holder’s ownership of the Warrant Shares with the issuance date of the Warrant Shares being the purchase price payment date, provided, however, that the aggregate Exercise Price shall be paid in accordance with Section 2(c).

3. Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and after payment of the aggregate Exercise Price in accordance with Section 2(c), be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof, except as provided under Applicable Laws, this Warrant and the memorandum and articles of association of the Company then in effect. The Company further covenants and agrees that the Company will, at all times during the Exercise Period, have authorized and reserved a sufficient number of Ordinary Shares to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Exercise Price and Warrant. The Exercise Price and/or Warrant shall be subject to adjustment from time to time as follows:

(a) Share Splits, Share Subdivisions, Dividends or Combinations. In the event the Company shall at any time, or from time to time, effect a split or subdivision of the outstanding ordinary shares, the Exercise Price of this Warrant shall be proportionally decreased and the number of Ordinary Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any such share split or subdivision of the Ordinary Shares. Conversely, if the Company shall at any time, or from time to time, combine the outstanding ordinary shares into a smaller number of shares, the Exercise Price of this Warrant shall be proportionally increased and the number of ordinary shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any such combination of the ordinary shares. Any adjustment under this paragraph shall become effective at the close of business on the date the share split, subdivision or combination becomes effective.

(b) Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the ordinary shares (or any shares or other securities at the time issuable upon exercise of this Warrant) payable in (i) shares or other securities of the Company; or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Ordinary Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or other securities of the Company or such other assets to which it would have been entitled upon such date as if it had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares or securities available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

Exhibit B-3

(c) Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

(d) Capital Reorganization, Merger or Consolidation. In case of any reorganization of the share capital of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale or transfer of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment in accordance with Section 2(c), the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers of the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e) Notice of Adjustment. The Company shall promptly give the Holder of this Warrant written notice of each adjustment or readjustment of the Exercise Price or the number of Warrant Shares or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

5. Transfers of Warrant. This Warrant and all rights and obligations hereunder are transferable and assignable in whole or in part by the Holder (subject to compliance with the applicable securities laws and constitutional documents of the Company).

6. Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the event of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the event of any such mutilation upon surrender and cancellation of such Warrant, the Company will execute and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

7. Amendment and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

Exhibit B-4

8. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

9. Notices. Any notice required or permitted pursuant to this Warrant shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below (or at such other address as such party may designate by fifteen (15) days’ advance written notice to the Company or Holder, as applicable, given in accordance with this Section 9). Where such notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of sixty (60) hours after the letter containing the same is sent as aforesaid. Where a notice is sent by facsimile, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as provided above.

If notice to the Company:

Attn: Lin Yang

Address: Suite 1508, Central Plaza, 18 Harbour Road, Wan Chai, Hong Kong, China

Email: liny@dvintinc.com

Contact No.: +86 138-6711-4559

If notice to Natural Selection Capital Holdings Limited:

Attn: Adrian Wang

Address: Suite 1508,15/F of Central Plaza,18 Harbour Road, Hong Kong

Email: Adrian.wang@lsquaredmanagement.com

Contact No.: +85254143309

10. Headings. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

11. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of state of New York without giving effect to any choice or conflict of law provision or rule thereof.

12. Dispute Resolution.

(a) Any dispute, controversy, difference or claim arising out of or relating to this Warrant, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (the “Dispute”) shall be submitted to arbitration upon the request of any party with notice to the other party. The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules then in effect, which rules are deemed to be incorporated by reference into this Section 12.

(b) There shall be three (3) arbitrators. The complainant and the respondent to such dispute shall each select one arbitrator within thirty (30) days after giving or receiving the demand for arbitration. The Chairman of the HKIAC shall select the third arbitrator, who shall be qualified to practice law in New York. If either party to the arbitration does not appoint an arbitrator who has consented to participate within the aforementioned 30-day period, the relevant appointment shall be made by the Chairman of the HKIAC. The arbitration proceedings shall be conducted in English.

(c) Each party irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration in Hong Kong and the HKIAC, and hereby submits to the exclusive jurisdiction of HKIAC in any such arbitration. The award of the arbitration tribunal shall be conclusive and binding upon the disputing parties, and any party to the dispute may apply to a court of competent jurisdiction for enforcement of such award. Any party to the dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

Exhibit B-5

13. Interpretation. For all purposes of this Warrant, except as otherwise expressly provided, (i) the term “or” is not exclusive; (ii) the terms defined herein and any capitalized terms used herein without definition shall include the plural as well as the singular, (iii) unless otherwise provided for, all references in this Warrant to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Warrant, (iv) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (v) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Warrant as a whole and not to any particular Section or other subdivision, and (vi) “include,” “including,” “are inclusive of” and similar expressions are not expressions of limitation and shall be construed as if followed by the expression “without limitation”.

14. No Presumption. The parties acknowledge that any applicable law that would require interpretation of any claimed ambiguities in this Warrant against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Warrant, no presumption or burden of proof or persuasion will be implied because this Warrant was prepared by or at the request of any party or its counsel.

15. Counterparts. This Warrant may be executed in two or more counterparts and may be delivered by electronic PDF or facsimile transmission, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

16. Severability. If one or more provisions of this Warrant are held to be unenforceable under any applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

17. Entire Agreement. This Warrant together with the other instruments and agreements referenced herein constitutes the entire agreement between the Parties with respect to the subject matter hereof.

[The remainder of this page has been intentionally left blank.]

Exhibit B-6

IN WITNESS WHEREOF, the Company caused this Warrant to be executed by a director thereunto duly authorized.

COMPANY:

Metalpha Technology Holding Limited

By:
Name:
Title:

ACCEPTED BY:

Natural Selection Capital Holdings Limited, a Cayman company

By:
Name:
Title:

[Signature Page to Warrant]

Exhibit B-7

EXHIBIT B

FORM OF NOTICE OF EXERCISE

To:	Metalpha Technology Holding Limited

The undersigned hereby elects to purchase ___________________ ordinary shares of Metalpha Technology Holding Limited, pursuant to the terms of the attached Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for immediate resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:

Natural Selection Capital Holdings Limited, a Cayman company

Address: Suite 1508,15/F of Central Plaza,18 Harbour Road, Hong Kong

Date:_____________________________

Name in which shares should be registered:

__________________________________

Exhibit B-8

Exhibit C

Revised Tranche III Warrants

[Exhibit C]

Exhibit C-1

Warrant No.:

Date of Issuance: 1/26/2023 (the “Issuance Date”)

WARRANT TO PURCHASE

ORDINARY SHARES

OF

METALPHA TECHNOLOGY HOLDING LIMITED

This Warrant (the “Warrant”) certifies that, for value received, and/or such entity that such person may designate in accordance with the Consulting and Warrant Issuance Agreement (as defined below) shall collectively be referred to as the “Holder”) is entitled to purchase 3,500,000 ordinary shares, with par value US$0.0001 per share (“Ordinary Shares”) of Metalpha Technology Holding Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), on the terms set forth herein.

This Warrant is issued pursuant to a Consulting and Warrant Issuance Agreement, dated as of August 6, 2021, as amended by an Amendment Agreement dated as of January 26, 2023 (the “Consulting Agreement”), entered into by and among the Company, the Holder and certain other parties thereto. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Consulting Agreement.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Company hereby grants the Holder the right to purchase from the Company up to 3,500,000 Ordinary Shares of the Company (the “Warrant Shares”) at the Exercise Price (as defined below), subject to adjustment and change as provided herein.

2. Exercise.

(a) Exercise Price. Unless otherwise mutually agreed by the Holder and the Company, and subject to adjustment and change as provided herein, the per share purchase price for the Warrant Shares shall be US$2.5 per Ordinary Share (the “Exercise Price”).

Notwithstanding any adjustment made in accordance with this Warrant or anything to the contrary in this Warrant, the aggregate Exercise Price shall in no event be less than the aggregate par value of the Warrant Shares at the time of exercise (the “Minimum Consideration”).

(b) Exercise Period. This Warrant is exercisable, in whole but not in part, by the Holder on any day during the period (the “Exercise Period”) commencing on the date (“Exercise Commencement Date”) that is the later of (i) the one (1) year anniversary date of the Issuance Date and (ii) the Vesting Date, and ending on August 6, 2031. As used herein, the “Vesting Date” shall mean the next Trading Day following the first occurring period during which closing price of the Ordinary Shares equal to or exceed US$5 per share for five (5) consecutive Trading Day (the “Vesting Condition”).

For the purpose of this Warrant, “Trading Day” means a day on which the Ordinary Shares are quoted or traded on a Primary Market on which the shares are then quoted or listed; provided, that in the event that the Ordinary Shares are not listed or quoted, then Trading Day shall mean a Business Day. “Business Day” means any day other than a Saturday, Sunday or another day on which commercial banks in the Cayman Islands, the People’s Republic of China (the “PRC” or “China”, which for the purpose of this Agreement shall exclude Hong Kong, Macau SAR and Taiwan), Hong Kong or New York are required or authorized by law or executive order to be closed.

(c) Form of Payment. Subject to Section 2(a), the aggregate Exercise Price for the Warrant Shares may be settled, in part or in whole, no later than the close of business on the tenth (10th) Business Day following the receipt of the Notice of Exercise (as defined below) by the Company from the Holder, by (i) wire transfer of immediately available funds in U.S. dollars to such bank account designated in writing by the Company, (ii) cryptocurrencies, or (iii) a combination of cash and cryptocurrencies set out in (i) and (ii) above, at the election of the Company determined on the date of receipt of the Notice of Exercise by the Company.

Exhibit C-2

(d) Issuance of Warrant Shares; Acknowledgement. The exercise of this Warrant shall be effected by the delivery of the Warrant, together with a duly executed copy of the Notice of Exercise in the form attached hereto as Exhibit A, to the Company (the “Notice of Exercise”) and the payment of the Exercise price in accordance with Section 2(c). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date the purchase price for the Warrant Shares is paid to the Company. The Company shall, within three (3) Business Days after its receipt of the executed Notice of Exercise: (i) deliver to the Holder a duly issued share certificate representing the Warrant Shares, or, provided that the transfer agent of the Company is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of such Holder, credit such aggregate number of Warrant Shares to the Holder’s, or its designees’, balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system, provided the Holder causes its bank or broker to initiate the DWAC transaction, and (ii) deliver to the Holder a certified true copy of the updated register of members of the Company reflecting the Holder’s ownership of the Warrant Shares with the issuance date of the Warrant Shares being the purchase price payment date, provided, however, that the aggregate Exercise Price shall be paid in accordance with Section 2(c).

3. Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and after payment of the aggregate Exercise Price in accordance with Section 2(c), be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof, except as provided under Applicable Laws, this Warrant and the memorandum and articles of association of the Company then in effect. The Company further covenants and agrees that the Company will, at all times during the Exercise Period, have authorized and reserved a sufficient number of Ordinary Shares to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Exercise Price and Warrant. The Exercise Price and/or Warrant shall be subject to adjustment from time to time as follows:

(a) Share Splits, Share Subdivisions, Dividends or Combinations. In the event the Company shall at any time, or from time to time, effect a split or subdivision of the outstanding ordinary shares, the Exercise Price of this Warrant shall be proportionally decreased and the number of Ordinary Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any such share split or subdivision of the Ordinary Shares. Conversely, if the Company shall at any time, or from time to time, combine the outstanding ordinary shares into a smaller number of shares, the Exercise Price of this Warrant shall be proportionally increased and the number of ordinary shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any such combination of the ordinary shares. Any adjustment under this paragraph shall become effective at the close of business on the date the share split, subdivision or combination becomes effective.

(b) Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the ordinary shares (or any shares or other securities at the time issuable upon exercise of this Warrant) payable in (i) shares or other securities of the Company; or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Ordinary Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or other securities of the Company or such other assets to which it would have been entitled upon such date as if it had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares or securities available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

(c) Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

Exhibit C-3

(d) Capital Reorganization, Merger or Consolidation. In case of any reorganization of the share capital of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale or transfer of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment in accordance with Section 2(c), the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers of the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e) Notice of Adjustment. The Company shall promptly give the Holder of this Warrant written notice of each adjustment or readjustment of the Exercise Price or the number of Warrant Shares or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

5. Transfers of Warrant. This Warrant and all rights and obligations hereunder are transferable and assignable in whole or in part by the Holder (subject to compliance with the applicable securities laws and constitutional documents of the Company).

6. Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the event of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the event of any such mutilation upon surrender and cancellation of such Warrant, the Company will execute and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

7. Amendment and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

8. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

Exhibit C-4

9. Notices. Any notice required or permitted pursuant to this Warrant shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below (or at such other address as such party may designate by fifteen (15) days’ advance written notice to the Company or Holder, as applicable, given in accordance with this Section 9). Where such notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of sixty (60) hours after the letter containing the same is sent as aforesaid. Where a notice is sent by facsimile, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as provided above.

If notice to the Company:

Attn: Lin Yang

Address: Suite 1508, Central Plaza, 18 Harbour Road, Wan Chai, Hong Kong, China

Email: liny@dvintinc.com

Contact No.: +86 138-6711-4559

If notice to Natural Selection Capital Holdings Limited:

Attn: Adrian Wang

Address: Suite 1508,15/F of Central Plaza,18 Harbour Road, Hong Kong

Email: Adrian.wang@lsquaredmanagement.com

Contact No.: +85254143309

10. Headings. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

11. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of state of New York without giving effect to any choice or conflict of law provision or rule thereof.

12. Dispute Resolution.

(a) Any dispute, controversy, difference or claim arising out of or relating to this Warrant, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (the “Dispute”) shall be submitted to arbitration upon the request of any party with notice to the other party. The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules then in effect, which rules are deemed to be incorporated by reference into this Section 12.

(b) There shall be three (3) arbitrators. The complainant and the respondent to such dispute shall each select one arbitrator within thirty (30) days after giving or receiving the demand for arbitration. The Chairman of the HKIAC shall select the third arbitrator, who shall be qualified to practice law in New York. If either party to the arbitration does not appoint an arbitrator who has consented to participate within the aforementioned 30-day period, the relevant appointment shall be made by the Chairman of the HKIAC. The arbitration proceedings shall be conducted in English.

(c) Each party irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration in Hong Kong and the HKIAC, and hereby submits to the exclusive jurisdiction of HKIAC in any such arbitration. The award of the arbitration tribunal shall be conclusive and binding upon the disputing parties, and any party to the dispute may apply to a court of competent jurisdiction for enforcement of such award. Any party to the dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

Exhibit C-5

13. Interpretation. For all purposes of this Warrant, except as otherwise expressly provided, (i) the term “or” is not exclusive; (ii) the terms defined herein and any capitalized terms used herein without definition shall include the plural as well as the singular, (iii) unless otherwise provided for, all references in this Warrant to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Warrant, (iv) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (v) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Warrant as a whole and not to any particular Section or other subdivision, and (vi) “include,” “including,” “are inclusive of” and similar expressions are not expressions of limitation and shall be construed as if followed by the expression “without limitation”.

14. No Presumption. The parties acknowledge that any applicable law that would require interpretation of any claimed ambiguities in this Warrant against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Warrant, no presumption or burden of proof or persuasion will be implied because this Warrant was prepared by or at the request of any party or its counsel.

15. Counterparts. This Warrant may be executed in two or more counterparts and may be delivered by electronic PDF or facsimile transmission, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

16. Severability. If one or more provisions of this Warrant are held to be unenforceable under any applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

17. Entire Agreement. This Warrant together with the other instruments and agreements referenced herein constitutes the entire agreement between the Parties with respect to the subject matter hereof.

[The remainder of this page has been intentionally left blank.]

Exhibit C-6

IN WITNESS WHEREOF, the Company caused this Warrant to be executed by a director thereunto duly authorized.

COMPANY:

Metalpha Technology Holding Limited

By:
Name:
Title:

ACCEPTED BY:

Natural Selection Capital Holdings Limited, a Cayman company

By:
Name:
Title:

[Signature Page to Warrant]

Exhibit C-7

EXHIBIT C

FORM OF NOTICE OF EXERCISE

To:	Metalpha Technology Holding Limited

The undersigned hereby elects to purchase ___________________ ordinary shares of Metalpha Technology Holding Limited, pursuant to the terms of the attached Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for immediate resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:

Natural Selection Capital Holdings Limited, a Cayman company

Address: Suite 1508,15/F of Central Plaza,18 Harbour Road, Hong Kong

Date:_____________________________

Name in which shares should be registered:

__________________________________

Exhibit C-8

Exhibit D

Revised Tranche IV Warrants

[Exhibit D]

Exhibit D-1

Warrant No.:

Date of Issuance: 1/26/2023 (the “Issuance Date”)

WARRANT TO PURCHASE

ORDINARY SHARES

OF

METALPHA TECHNOLOGY HOLDING LIMITED

This Warrant (the “Warrant”) certifies that, for value received, and/or such entity that such person may designate in accordance with the Consulting and Warrant Issuance Agreement (as defined below) shall collectively be referred to as the “Holder”) is entitled to purchase 3,500,000 ordinary shares, with par value US$0.0001 per share (“Ordinary Shares”) of Metalpha Technology Holding Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), on the terms set forth herein.

This Warrant is issued pursuant to a Consulting and Warrant Issuance Agreement, dated as of August 6, 2021, as amended by an Amendment Agreement dated das of January 26, 2023 (the “Consulting Agreement”), entered into by and among the Company, the Holder and certain other parties thereto. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Consulting Agreement.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Company hereby grants the Holder the right to purchase from the Company up to 3,500,000 Ordinary Shares of the Company (the “Warrant Shares”) at the Exercise Price (as defined below), subject to adjustment and change as provided herein.

2. Exercise.

(a) Exercise Price. Unless otherwise mutually agreed by the Holder and the Company, and subject to adjustment and change as provided herein, the per share purchase price for the Warrant Shares shall be US$2.5 per Ordinary Share (the “Exercise Price”).

Notwithstanding any adjustment made in accordance with this Warrant or anything to the contrary in this Warrant, the aggregate Exercise Price shall in no event be less than the aggregate par value of the Warrant Shares at the time of exercise (the “Minimum Consideration”).

(b) Exercise Period. This Warrant is exercisable, in whole but not in part, by the Holder on any day during the period (the “Exercise Period”) commencing on the date (“Exercise Commencement Date”) that is the later of (i) the one (1) year anniversary date of the Issuance Date and (ii) the Vesting Date, and ending on August 6, 2031. As used herein, the “Vesting Date” shall mean the next Trading Day following the first occurring period during which closing price of the Ordinary Shares equal to or exceed US$ 6 per share for five (5) consecutive Trading Day (the “Vesting Condition”).

For the purpose of this Warrant, “Trading Day” means a day on which the Ordinary Shares are quoted or traded on a Primary Market on which the shares are then quoted or listed; provided, that in the event that the Ordinary Shares are not listed or quoted, then Trading Day shall mean a Business Day. “Business Day” means any day other than a Saturday, Sunday or another day on which commercial banks in the Cayman Islands, the People’s Republic of China (the “PRC” or “China”, which for the purpose of this Agreement shall exclude Hong Kong, Macau SAR and Taiwan), Hong Kong or New York are required or authorized by law or executive order to be closed.

Exhibit D-2

(c) Form of Payment. Subject to Section 2(a), the aggregate Exercise Price for the Warrant Shares may be settled, in part or in whole, no later than the close of business on the tenth (10th) Business Day following the receipt of the Notice of Exercise (as defined below) by the Company from the Holder, by (i) wire transfer of immediately available funds in U.S. dollars to such bank account designated in writing by the Company, (ii) cryptocurrencies, or (iii) a combination of cash and cryptocurrencies set out in (i) and (ii) above, at the election of the Company determined on the date of receipt of the Notice of Exercise by the Company.

(d) Issuance of Warrant Shares; Acknowledgement. The exercise of this Warrant shall be effected by the delivery of the Warrant, together with a duly executed copy of the Notice of Exercise in the form attached hereto as Exhibit A, to the Company (the “Notice of Exercise”) and the payment of the Exercise price in accordance with Section 2(c). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date the purchase price for the Warrant Shares is paid to the Company. The Company shall, within three (3) Business Days after its receipt of the executed Notice of Exercise: (i) deliver to the Holder a duly issued share certificate representing the Warrant Shares, or, provided that the transfer agent of the Company is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of such Holder, credit such aggregate number of Warrant Shares to the Holder’s, or its designees’, balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system, provided the Holder causes its bank or broker to initiate the DWAC transaction, and (ii) deliver to the Holder a certified true copy of the updated register of members of the Company reflecting the Holder’s ownership of the Warrant Shares with the issuance date of the Warrant Shares being the purchase price payment date, provided, however, that the aggregate Exercise Price shall be paid in accordance with Section 2(c).

3. Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and after payment of the aggregate Exercise Price in accordance with Section 2(c), be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof, except as provided under Applicable Laws, this Warrant and the memorandum and articles of association of the Company then in effect. The Company further covenants and agrees that the Company will, at all times during the Exercise Period, have authorized and reserved a sufficient number of Ordinary Shares to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Exercise Price and Warrant. The Exercise Price and/or Warrant shall be subject to adjustment from time to time as follows:

(a) Share Splits, Share Subdivisions, Dividends or Combinations. In the event the Company shall at any time, or from time to time, effect a split or subdivision of the outstanding ordinary shares, the Exercise Price of this Warrant shall be proportionally decreased and the number of Ordinary Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any such share split or subdivision of the Ordinary Shares. Conversely, if the Company shall at any time, or from time to time, combine the outstanding ordinary shares into a smaller number of shares, the Exercise Price of this Warrant shall be proportionally increased and the number of ordinary shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any such combination of the ordinary shares. Any adjustment under this paragraph shall become effective at the close of business on the date the share split, subdivision or combination becomes effective.

(b) Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the ordinary shares (or any shares or other securities at the time issuable upon exercise of this Warrant) payable in (i) shares or other securities of the Company; or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Ordinary Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or other securities of the Company or such other assets to which it would have been entitled upon such date as if it had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares or securities available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

Exhibit D-3

(c) Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

(d) Capital Reorganization, Merger or Consolidation. In case of any reorganization of the share capital of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale or transfer of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment in accordance with Section 2(c), the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers of the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e) Notice of Adjustment. The Company shall promptly give the Holder of this Warrant written notice of each adjustment or readjustment of the Exercise Price or the number of Warrant Shares or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

5. Transfers of Warrant. This Warrant and all rights and obligations hereunder are transferable and assignable in whole or in part by the Holder (subject to compliance with the applicable securities laws and constitutional documents of the Company).

6. Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the event of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the event of any such mutilation upon surrender and cancellation of such Warrant, the Company will execute and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

7. Amendment and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

Exhibit D-4

8. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

9. Notices. Any notice required or permitted pursuant to this Warrant shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below (or at such other address as such party may designate by fifteen (15) days’ advance written notice to the Company or Holder, as applicable, given in accordance with this Section 9). Where such notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of sixty (60) hours after the letter containing the same is sent as aforesaid. Where a notice is sent by facsimile, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as provided above.

If notice to the Company:

Attn: Lin Yang

Address: Suite 1508, Central Plaza, 18 Harbour Road, Wan Chai, Hong Kong, China

Email: liny@dvintinc.com

Contact No.: +86 138-6711-4559

If notice to Natural Selection Capital Holdings Limited:

Attn: Adrian Wang

Address: Suite 1508,15/F of Central Plaza,18 Harbour Road, Hong Kong

Email: Adrian.wang@lsquaredmanagement.com

Contact No.: +85254143309

10. Headings. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

11. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of state of New York without giving effect to any choice or conflict of law provision or rule thereof.

12. Dispute Resolution.

(a) Any dispute, controversy, difference or claim arising out of or relating to this Warrant, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (the “Dispute”) shall be submitted to arbitration upon the request of any party with notice to the other party. The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules then in effect, which rules are deemed to be incorporated by reference into this Section 12.

(b) There shall be three (3) arbitrators. The complainant and the respondent to such dispute shall each select one arbitrator within thirty (30) days after giving or receiving the demand for arbitration. The Chairman of the HKIAC shall select the third arbitrator, who shall be qualified to practice law in New York. If either party to the arbitration does not appoint an arbitrator who has consented to participate within the aforementioned 30-day period, the relevant appointment shall be made by the Chairman of the HKIAC. The arbitration proceedings shall be conducted in English.

(c) Each party irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration in Hong Kong and the HKIAC, and hereby submits to the exclusive jurisdiction of HKIAC in any such arbitration. The award of the arbitration tribunal shall be conclusive and binding upon the disputing parties, and any party to the dispute may apply to a court of competent jurisdiction for enforcement of such award. Any party to the dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

Exhibit D-5

13. Interpretation. For all purposes of this Warrant, except as otherwise expressly provided, (i) the term “or” is not exclusive; (ii) the terms defined herein and any capitalized terms used herein without definition shall include the plural as well as the singular, (iii) unless otherwise provided for, all references in this Warrant to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Warrant, (iv) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (v) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Warrant as a whole and not to any particular Section or other subdivision, and (vi) “include,” “including,” “are inclusive of” and similar expressions are not expressions of limitation and shall be construed as if followed by the expression “without limitation”.

14. No Presumption. The parties acknowledge that any applicable law that would require interpretation of any claimed ambiguities in this Warrant against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Warrant, no presumption or burden of proof or persuasion will be implied because this Warrant was prepared by or at the request of any party or its counsel.

15. Counterparts. This Warrant may be executed in two or more counterparts and may be delivered by electronic PDF or facsimile transmission, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

16. Severability. If one or more provisions of this Warrant are held to be unenforceable under any applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

17. Entire Agreement. This Warrant together with the other instruments and agreements referenced herein constitutes the entire agreement between the Parties with respect to the subject matter hereof.

[The remainder of this page has been intentionally left blank.]

Exhibit D-6

IN WITNESS WHEREOF, the Company caused this Warrant to be executed by a director thereunto duly authorized.

COMPANY:

Metalpha Technology Holding Limited

By:
Name:
Title:

ACCEPTED BY:

Natural Selection Capital Holdings Limited, a Cayman company

By:
Name:
Title:

[Signature Page to Warrant]

Exhibit D-7

EXHIBIT A

FORM OF NOTICE OF EXERCISE

To:	Metalpha Technology Holding Limited

The undersigned hereby elects to purchase ___________________ ordinary shares of Metalpha Technology Holding Limited, pursuant to the terms of the attached Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for immediate resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:

Natural Selection Capital Holdings Limited, a Cayman company

Address: Suite 1508,15/F of Central Plaza,18 Harbour Road, Hong Kong

Date:_____________________________

Name in which shares should be registered:

__________________________________

Exhibit D-8